Exhibit 99.1

For Immediate Release

DFP Healthcare Acquisitions Corp. ANNOUNCES PROPOSED BUSINESS COMBINATION WITH the oncology institute

The Oncology Institute is the U.S. Market Leader in Value-Based Oncology Care

New York, NY and Los Angeles, CA – June 28, 2021 – DFP Healthcare Acquisitions Corp (“DFP”) (NASDAQ: DFPH, DFPHW), a special purpose acquisition company sponsored by an affiliate of Deerfield Management Company, L.P. (“Deerfield”) and Richard Barasch, a veteran healthcare public company executive and investor, announced today that it has entered into a definitive agreement for a business combination with The Oncology Institute ( “TOI” or “The Company”), the U.S. market leader in providing value-based oncology care. Following the business combination, DFP expects to be renamed The Oncology Institute and will remain listed on the NASDAQ stock market under new ticker symbol “TOI”.

The Oncology Institute Investment Highlights

•	Leading Value-Based Care Provider in Oncology – A Huge Addressable Market: The Oncology Institute is leading the shift to value-based oncology care by utilizing a highly scalable and replicable operating model to disrupt the $200 billion U.S. oncology market. Believing that every patient deserves access to world-class care close to home, The Oncology Institute currently manages over 50 community-based practice locations in California, Nevada, Arizona, and Florida. TOI serves approximately 1.3 million lives under value-based contracts and treats over 46,000 patients each year through relationships with leading payors and at-risk physician groups.

•	Highly Differentiated, Technology Enabled Care Model: TOI’s data-driven model provides patients with comprehensive care and symptom management, which improves patient experience, minimizes unnecessary hospitalizations, and supports adherence to treatment regimens. Staffed by a clinical team that speaks more than 20 languages, The Oncology Institute offers patient navigators, in-house labs, transfusions, and dispensary services as well as cutting-edge treatments including an outpatient stem cell transplant program and access to more than 130 clinical trials.

•	Well Positioned for Long Term Growth: After generating a 30% revenue CAGR from 2016-2020, The Oncology Institute will pursue a strategy of organic growth and selected acquisitions to accelerate growth trajectory in collaboration with payor and at- risk providers. TOI’s pipeline of organic growth initiatives in new and existing markets exceeds 3.5 million patient lives, and the company is also pursuing an actionable acquisition pipeline in new and existing markets.

•	Highly Experienced Management Team: The Oncology Institute’s management team will be comprised of seasoned healthcare industry professionals, led by Chief Executive Officer Brad Hively, Chief Operating Officer Daniel Virnich, M.D., Chief Medical Officer Yale Podnos, M.D., Chief Administrative Officer Matt Miller, M.D., and Chief Financial Officer Scott Dalgleish. Richard Barasch will become Executive Chairman of The Oncology Institute upon closing of the business combination. Mr. Barasch was formerly Chairman and CEO of Universal American Corp., a publicly traded health insurance and services company from 1995 until Universal American’s acquisition by WellCare Health Plans in May 2017. Mr. Barasch has led the successful business combinations of AdaptHealth Corp. (Nasdaq: AHCO), which came public in 2019 via a business combination with DFB Healthcare Acquisitions Corp. and CareMax (Nasdaq: CMAX), which came public in 2021 via a business combination with Deerfield Healthcare Technology Acquisitions Corp.

Summary of the Transaction

The transaction values the combined company at a pro forma enterprise value of approximately $842 million and implies a multiple of 2.4x estimated 2022 revenue. The current equity holders of The Oncology Institute, which include Management, Havencrest Capital Management, M33 Growth, and ROCA Partners, will be entitled to receive an additional earn out payment of up to 12.5 million shares of The Oncology Institute common stock.

In addition to the approximately $230 million held in the DFP Trust Account, premier healthcare investors, including Fidelity Management & Research Company LLC, Deerfield Management Company, L.P. and Redmile Group, LLC have committed to purchase $275 million of shares of common stock of the Company at $10.00 per share through a private placement in public entity (a “PIPE”).

Assuming no redemptions of DFP public shares, the current equity holders of The Oncology Institute will collectively own 48%, Deerfield will own approximately 14%, other DFP stockholders (including other PIPE investors) will own 33%, and DFP’s sponsor will own 5% respectively of the approximately 106 million issued and outstanding shares of common stock of The Oncology Institute immediately following the closing.

DFP estimates that, assuming no redemptions of DFP shares, the Company will have an initial market capitalization of approximately $1.06 billion, with approximately $225 million of cash on the balance sheet and a strong growth trajectory. The Oncology Institute expects to use this capital to accelerate its de novo and acquisition-driven growth initiatives.

Please refer to the investor presentation furnished with DFP’s Current Report on Form 8-K for details on the pro-forma financials of the Company and its Non-GAAP Financial Measures.

Management Remarks

“TOI is elevating the standard of care in community oncology. By focusing on individualized care plans, evidence-based medicine, and great symptom control, TOI patients can achieve better outcomes with reduced financial burden. The rising cost and poor coordination of oncology care in the United States is driven by several factors, including misalignment between physicians and payors, complex and variable clinical pathways, and the high cost of cancer therapies,” said Brad Hively, CEO of The Oncology Institute. “Traditional fee for service payment models emphasize quantity over quality of care, without considering patient wellness and satisfaction as metrics of success. We are committed to applying the principles of value-based care to simultaneously enhance quality and manage costs. For more than 14 years, The Oncology Institute has played a significant role in the lives of cancer patients by providing accessible, high-quality medical care. Our proposed combination with DFP brings us significantly closer to expanding our presence across the United States and advancing our efforts to rebuild the nation’s healthcare system.”

“The Oncology Institute is disrupting the status quo in cancer care, and we are pleased to assist them in continuing their mission of broadening access to high quality, value-based care.” said Mr. Barasch. “Brad and his team have created a scalable, replicable model with difficult-to-duplicate capabilities that facilitate rapid expansion. We believe that their high-touch, data-driven approach to cancer care represents the model of the future. This business combination will create a well-capitalized company that is poised to expand organically, through accretive M&A activity, and via strategic payor relationships.”

The business combination, which has been approved by the board of directors of DFP and The Oncology Institute, is expected to close in the 3rd or 4th quarter of 2021, subject to customary conditions, including the approval by DFP stockholders.

A more detailed description of the transaction terms and a copy of the business combination agreement will be included in a current report on Form 8-K to be filed by DFP with the United States Securities & Exchange Commission (“SEC”). DFP will file a proxy statement with the SEC in connection with the transaction.

Jefferies LLC is acting as lead financial advisor and Guggenheim Securities, LLC is acting as financial advisor to The Oncology Institute. Deutsche Bank Securities Inc. and UBS Investment Bank are acting as financial advisors to DFP. Deutsche Bank Securities Inc., Jefferies LLC and UBS Investment Bank are acting as capital markets advisors to DFP. Latham & Watkins LLP is acting as legal advisor to The Oncology Institute, White & Case LLP and Polsinelli PC are acting as legal advisors to DFP, and Katten Muchin Rosenman LLP is acting as legal advisor to Deerfield. Deutsche Bank Securities Inc., Jefferies LLC, UBS Investment Bank and Guggenheim Securities, LLC, are acting as placement agents on the PIPE and Sidley Austin LLP is acting as legal counsel to the placement agents.

Management Presentation Information

The management of DFP and The Oncology Institute will make a presentation via webcast regarding the business combination on June 28, 2021 at 9:30 am EST. In connection with this event, DFP will furnish an investor presentation in a current report on Form 8-K to be filed by DFP with the United States Securities & Exchange Commission (“SEC”).

Please dial 877-407-9753 or 201-493-6739 or

https://78449.themediaframe.com/dataconf/productusers/drf/mediaframe/45605/indexl.html

A replay will be available using the above the link.

About The Oncology Institute

Founded in 2007, The Oncology Institute of Hope and Innovation is one of the largest community oncology practices in the U.S. as well as our nation’s leading value-based oncology services platform. The Oncology Institute provides care through more than 80 physicians and advanced practice providers in 50+ clinic locations, with more than 500 total employees helping to offer leading-edge, evidence-based cancer care to a population of more than 1 million patients. The Oncology Institute brings comprehensive, integrated cancer care into community settings, including clinical trials, stem cell transplants, transfusions, and other care delivery models traditionally associated with the most advanced tertiary care settings. For more information visit www.theoncologyinstitute.com.

About DFP Healthcare Acquisitions Corp.

DFP Healthcare Acquisitions Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s sponsor is an affiliate of Deerfield Management Company, L.P., an investment firm focused exclusively on the healthcare industry, and Richard Barasch. The Company’s strategy will be to identify, acquire and, after its initial business combination, build, a healthcare or healthcare related business. The Company intends to focus its investment effort broadly across the entire healthcare industry, which encompasses services, therapeutics, devices, diagnostics and animal health.

About Deerfield

Deerfield is an investment management firm committed to advancing healthcare through investment, information and philanthropy. For more information, please visit www.deerfield.com

Important Information and Where to Find It

In connection with the proposed business combination, DFP intends to file a registration with the statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed holders of shares of DFP common stock in connection with DFP’s solicitation of proxies for the vote by DFP’s stockholders with respect to the business combination and other matters as may be described in the definitive proxy statement, as well as the prospectus relating to the offer and sale of securities of DFP to be issued in the business combination. DFP’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about the parties to the business combination agreement, DFP and the business companion. After the Registration Statement is declared effective, the definitive proxy statement will be mailed to DFP’s stockholders as of the record date to be established for voting on the business combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at http://www.sec.gov, or by directing a request to: DFP Healthcare Acquisitions Corp. at its principal executive offices 345 Park Avenue South, New York, NY 10010.

Participants in the Solicitation

DFP and its directors and executive officers, may be deemed participants in the solicitation of proxies from DFP’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in DFP is contained in the registration statement on Form S-1, which was initially filed by DFP with the SEC on February 21, 2020 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to DFP Healthcare Acquisitions Corp. at its principal executive offices 345 Park Avenue South New York, New York 10010. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

The Oncology Institute’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DFP in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the Registration Statement when available.

Non-Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 the Securities Act of 1933, or an exemption therefrom.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the expectation that the Company’s common stock will be listed on Nasdaq, and the anticipated closing date of the proposed business combination. These statements are based on various assumptions and on the current expectations of DFP and The Oncology Institute and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFP and The Oncology Institute. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which The Oncology Institute may become a party or governmental investigations to which The Oncology Institute may become subject that could interrupt or limit The Oncology Institute’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in The Oncology Institute’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of DFP and/or the equity holders of The Oncology Institute for the proposed business combination is not obtained; failure to meet stock exchange listing standards following the consummation of the business combination; costs related to the business combination; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination or a delay or difficulty in integrating the businesses of DFP and The Oncology Institute; the amount of redemption requests made by DFP’s stockholders; the impact of COVID-19 on the combined company’s business and/or the ability of the parties to complete the proposed Business Combination; those factors discussed in DFP’s registration statement on Form S-1, which was initially filed with the SEC on February 21, 2020, under the heading “Risk Factors,” and other documents of DFP filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFP nor The Oncology Institute presently know or that DFP and The Oncology Institute currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DFP’s and The Oncology Institute’s expectations, plans or forecasts of future events and views as of the date of this press release. DFP and The Oncology Institute anticipate that subsequent events and developments will cause DFP’s and The Oncology Institute’s assessments to change. DFP and The Oncology Institute do not undertake any obligation to update any of these forward-looking statements. These forward-looking statements should not be relied upon as representing DFP’s and The Oncology Institute’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

The financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by DFP or The Oncology Institute with the SEC. Some of the financial information and data contained in this press release, such as adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). A reconciliation of certain of these non-GAAP financial measures to their most comparable GAAP measure is set forth in a table in the investor presentation.

DFP and The Oncology Institute believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to The Oncology Institute’s financial condition and results of operations. DFP and The Oncology Institute believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing The Oncology Institute’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of The Oncology Institute does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in The Oncology Institute’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review The Oncology Institute audited financial statements, which will be presented in DFP’s proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate DFP and The Oncology Institute’s business.

CONTACTS:

DFP Healthcare

Chris Wolfe

chris.wolfe@dfphealthcare.com

(212) 551-1600

DFP Healthcare Investor Relations

The Equity Group Inc.

Devin Sullivan

Senior Vice President

dsullivan@equityny.com

(212) 836-9608